UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2014

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement.

The disclosure provided in Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into Item 1.01.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Current Report on Form 8-K of LMI Aerospace, Inc. (the “Company”) filed October 14, 2014, as amended October 31, 2014, Cynthia G. Maness ceased serving as Vice President of Human Resources and Organizational Development effective October 27, 2014. In connection with her departure, Ms. Maness’ Employment Agreement dated January 1, 2014 (the “Employment Agreement”) was terminated and Ms. Maness entered into a Separation and General Release Agreement dated November 4, 2014 (the “Release”). The Release is subject to a revocation period in accordance with law and will become effective November 12, 2014 (the “Effective Date”).

The Release provides for the payment of a severance amount and bonus amount. Per the terms of the Employment Agreement, the severance amount is the equivalent of twelve months of Ms. Maness’ base salary and is equal to Two Hundred Forty-Seven Thousand Four Hundred Fifty-Nine Dollars and Thirty-Four Cents ($247,459.34), less applicable withholdings. The bonus amount is Two Hundred Ninety-Seven Thousand Five Hundred Seventy-One Dollars and Forty-Nine Cents ($297,571.49). The Company will pay the severance amount and the bonus amount to Ms. Maness in one lump sum. The Seven Thousand Nine Hundred Fifty One (7,951) shares of Company stock that were previously awarded to Ms. Maness, but remain unvested, will also vest as of the Effective Date. The Company will also provide additional benefits to Ms. Maness as detailed in the Release.

In the Release, Ms. Maness released any and all claims she may have against the Company and its affiliates. The Release also imposes various other obligations on Ms. Maness that are commonly contained in severance agreements and releases of executive officers.

The foregoing summary of the Release does not purport to be complete and is qualified in its entirety by reference to the complete Release, which is attached as Exhibit 10.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 2014

LMI AEROSPACE, INC.

By	/s/ Clifford C. Stebe, Jr.
Clifford C. Stebe, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation Agreement and Release between LMI Aerospace, Inc. and Cynthia G. Maness dated October 27, 2014.